                                                                   EXHIBIT 10.18





                          GENERAL PARTNERSHIP AGREEMENT


                                       OF


                             DAP/LUBECO PARTNERSHIP






                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION

                                TABLE OF CONTENTS



         ARTICLE 1.  FORMATION OF PARTNERSHIP...............................................................  1
              1.1      Execution and Filing of Agreement....................................................  1
              1.2      Full Compliance......................................................................  1

         ARTICLE 2.-- NAME OF PARTNERSHIP...................................................................  2

         ARTICLE 3.-- BUSINESS OF THE PARTNERSHIP...........................................................  2

         ARTICLE 4.-- NAMES AND ADDRESS OF PARTNERS.........................................................  2

         ARTICLE 5.-- PARTNERSHIP UNITS AND PERCENTAGES.....................................................  2

         ARTICLE 6.-- TERM..................................................................................  3

         ARTICLE 7.-- BUSINESS OFFICES......................................................................  3

         ARTICLE 8.-- CAPITAL AND CONTRIBUTIONS.............................................................  3
              8.1      Initial Capital Contributions........................................................  3
              8.2      Capital Calls........................................................................  3
              8.3      Non-Contribution by Partners.........................................................  3
              8.4      Interest on Capital Contributions....................................................  3
              8.5      Withdrawal and Return of Capital Contributions.......................................  4

         ARTICLE 9.  DISTRIBUTIONS..........................................................................  4
              9.1      Distributions as Between Partners....................................................  4
              9.2      Timing of Distributions and Discretion of Partners as to Reinvestment................  4
              9.3      Distributions of Capital.............................................................  4

         ARTICLE 10.  ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES.....................................  4
              10.1     General Allocation of Profits and Losses.............................................  4
              10.2     Regulator Allocations................................................................  5
                       (b)      Allocation in the Event of Section 754 Election.............................  5
              10.3     Curative Allocations.................................................................  5
              10.4     Special Tax Allocations..............................................................  6
                       (a)      Contributed Property........................................................  6
                       (b)      Adjusted Property...........................................................  6
                       (c)      Recapture of Deductions and Credits.........................................  6
                       (d)      Binding Nature of Elections Made............................................  6
              10.5     Allocation in the Event of Transfer..................................................  6

         ARTICLE 11.  BOOKS OF ACCOUNT, RECORDS AND REPORTS.................................................  7
              11.1     Responsibility for Books and Records.................................................  7
              11.2     Reports to Partners..................................................................  7
              11.3     Additional Reports...................................................................  7



                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                         GENERAL PARTNERSHIP AGREEMENT

                                                                         Page ii

         ARTICLE 12.  FISCAL YEAR...........................................................................  8

         ARTICLE 13.  PARTNERSHIP FUNDS.....................................................................  8

         ARTICLE 14.  TRANSFERS OF INTERESTS................................................................  8

         ARTICLE 15.  JOINT AGREEMENT.......................................................................  8

         ARTICLE 16.  DEFINITIONS...........................................................................  8
              16.1     Act..................................................................................  8
              16.2     Agreed Value.........................................................................  8
              16.3     Agreement............................................................................  9
              16.4     Bankruptcy...........................................................................  9
              16.5     Capital Account...................................................................... 10
              16.6     Capital Contribution................................................................. 11
              16.7     Code................................................................................. 11
              16.8     Incapacity........................................................................... 11
              16.9     Interest............................................................................. 11
              16.10    General Partner or Partner........................................................... 11
              16.11    Majority of Partners................................................................. 11
              16.12    Net Cash Flow........................................................................ 11
              16.13    Partnership Percentages, Partnership Interests and Partnership Units................. 12
              16.14    Tax Matters Partner.................................................................. 12
              16.15    Taxable Income and Tax Losses........................................................ 12

         ARTICLE 17.  RELIANCE BY THIRD PARTIES............................................................. 12

         ARTICLE 18.  TITLE TO PARTNERSHIP ASSETS........................................................... 13

         ARTICLE 19.  DISSOLUTION OF THE PARTNERSHIP........................................................ 13

         ARTICLE 20.  WINDING UP, TERMINATION,
                                 AND LIQUIDATING DISTRIBUTIONS.............................................. 13
              20.1     Winding Up........................................................................... 13
              20.2     Distributions........................................................................ 14
              20.3     Deficit Account Restoration.......................................................... 14
              20.4     Final Reports........................................................................ 15

         ARTICLE 21.  WAIVER OF PARTITION................................................................... 15

         ARTICLE 22.  NOTICES............................................................................... 15

         ARTICLE 23.  GOVERNING LAWS........................................................................ 15

         ARTICLE 24.  EFFECT................................................................................ 15

         ARTICLE 25.  PRONOUNS AND NUMBER................................................................... 15

         ARTICLE 28. COUNTERPARTS........................................................................... 16


                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION

                          GENERAL PARTNERSHIP AGREEMENT
                                       OF
                             DAP/LUBECO PARTNERSHIP


         This General Partnership Agreement (the "Agreement") is made and entered into as of the 1st day of March, 1997, by and between DAP/LUBECO CORP., a Nevada corporation, and LUBECO MANAGEMENT, INC., a Delaware corporation, (sometimes individually referred to herein as a "Partner" or collectively as the "Partners").


                               W I T N S S E T H:

         WHEREAS, DAP/LUBECO CORP. is a wholly-owned subsidiary of Discount Auto Parts, Inc., a Florida corporation ("DAP"); and

         WHEREAS, LUBECO MANAGEMENT, INC. is a wholly-owned subsidiary of QLube, Inc., a Delaware corporation ("QLUBE") ; and

         WHEREAS, DAP and QLUBE have entered into that certain Master Joint Business Agreement dated as of the 1st day of January, 1997 (the "Joint Agreement"), a copy of which is attached hereto as Schedule "A" and made a part hereof; and

         WHEREAS, paragraph 3 of the Joint Agreement contemplates the formation of an entity to own and operate the business described in the Joint Agreement; and

         WHEREAS, DAP and QLUBE have determined that a Nevada general partnership is an appropriate form of entity to conduct such business pursuant to the terms and conditions of the Joint Agreement and would like to own and control their interests in the partnership through the Partners.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained in this Agreement, the parties agree as follows:


                       ARTICLE 1. FORMATION OF PARTNERSHIP

The Partners hereby form a Partnership (the "Partnership") pursuant to the Hawaii Uniform Partnership Act (the "Act") as adopted under Nevada Revised Statutes Chapter 87. The rights and duties of the Partners shall be as provided in the Act except as modified by this Agreement.

         1.1      EXECUTION AND FILING OF AGREEMENT:

                  The parties hereto shall execute promptly all certificates and other documents which are needed to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation and operation of a general partnership under the laws of the State of Hawaii and for the formation, qualification and operation of a general partnership in all other jurisdictions where the Partnership shall propose to conduct business.



                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT
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         1.2      FULL COMPLIANCE:

                  Prior to or concurrently with the conducting of any business in any jurisdiction, the Partnership shall comply, to the full extent permitted by the laws of such jurisdiction, with all requirements for the qualification or formation of the Partnership to conduct business as a general partnership in such jurisdiction.

                        ARTICLE 2. -- NAME OF PARTNERSHIP

The business of the Partnership shall be conducted under the name "DAP/LUBECO Partnership" or such other name as the Partners shall hereafter determine. Subject to all applicable laws, the business of the Partnership may be conducted under any other name or names as a majority in interest of the Partners deem appropriate to comply with the laws of the jurisdictions in which the Partnership does business.

                    ARTICLE 3. -- BUSINESS OF THE PARTNERSHIP

The purpose and business of the Partnership shall be to engage in any business which may lawfully be conducted by the Partnership under Hawaii Revised Statutes, including the business of operation of real property investment, management and leasing. The Partnership's business may include, without limitation, the acquisition, development, management, operation and disposition of real, personal and intangible property, the carrying on of any business or activities relating thereto or arising therefrom, the entering into of any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and anything incidental or necessary to the foregoing.


                   ARTICLE 4. -- NAMES AND ADDRESS OF PARTNERS

The names and addresses of the General Partners are:

         DAP/LUBECO CORP.
         4900 Frontage Road S.
         Lakeland, Florida 33815
         Attention: C. Michael Moore

         LUBECO MANAGEMENT, INC.
         1385 West 2200 South
         Salt Lake City, Utah 84119
         Attention: Kirk Umphrey

                 ARTICLE 5. -- PARTNERSHIP UNITS AND PERCENTAGES

The Initial Partnership Percentages of the Partners and Units to be owned by each such Partner shall be as detailed on the Schedule A attached hereto and incorporated herein by this reference.



                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

                                                                          Page 3



                               ARTICLE 6. -- TERM

The term of the Partnership began as the effective date of this Agreement and shall continue until the earliest of:

         (i)      the termination of the Joint Agreement;

         (ii)     Twenty (20) years; or

         (iii) an act or event of dissolution otherwise specified in this Agreement or the Joint Agreement or by the law as one effecting dissolution.

                         ARTICLE 7. -- BUSINESS OFFICES

The principal place of business of the Partnership shall be at 4900 Frontage Road S., Lakeland, Florida 33815 or at such other location as a majority in interest of the Partners may from time to time determine.

                     ARTICLE 8. -- CAPITAL AND CONTRIBUTIONS

         8.1      INITIAL CAPITAL CONTRIBUTIONS:

                  The Partners initially shall make Capital Contributions in property totalling One Hundred Thousand and NO/100 Dollars ($100,000.00) and among them in accordance with Partnership Unit Percentages in the amounts detailed on the attached Schedule "B". The Partners' initial Capital Contributions shall be made as soon as practicable after execution of this Agreement.

         8.2      CAPITAL CALLS:

                  In addition to the Capital Contributions required by Paragraph 8.1, any additional capital contributions shall be made, if at all, in accordance with the provisions of subparagraph b of paragraph 4 the Joint Agreement.

         8.3      NON-CONTRIBUTION BY PARTNERS:

                  If any Partner fails to pay all or any portion of an additional assessment called pursuant to Paragraph 8.2 (an "Assessment Payment") in a timely manner, then, in that event, the contributing Partner may make an additional contribution to cover the amount needed and the non-contributing Partners shall be liable to the Partnership as provided for in subparagraph b of paragraph 4 of the Joint Agreement.

         8.4      INTEREST ON CAPITAL CONTRIBUTIONS:

                  No Partner shall be entitled to interest on any Capital Contribution, except as otherwise may be provided for in the Joint Agreement.




                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

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         8.5      WITHDRAWAL AND RETURN OF CAPITAL CONTRIBUTIONS:

                  No Partner shall be entitled to withdraw any part of such Partner's Capital Contribution, or to receive any distributions from the Partnership except as provided by the Joint Agreement.

                            ARTICLE 9. DISTRIBUTIONS

         9.1      DISTRIBUTIONS AS BETWEEN PARTNERS:

                  Except as may otherwise be provided in the Joint Agreement, the Partnership may distribute all or a portion of the Net Cash Flow among the Partners in accordance with their respective Partnership Percentages.

         9.2      TIMING OF DISTRIBUTIONS AND DISCRETION OF PARTNERS AS TO
                  REINVESTMENT:

                  Partnership distributions, if any, will be made to those persons recognized on the books of the Partnership as Partners or as assignees of Interests on the day of the distribution. To the extent permitted by law and as permitted by any loan agreements entered into by the Partnership, the Partnership's Net Cash Flow may in whole or in part be reinvested in the Partnership's business or distributed to the Partners, as determined by a majority in interest of the Partners.

         9.3      DISTRIBUTIONS OF CAPITAL:

                  Except as may otherwise be provided for in the Joint Agreement, the Partners may from time to time, by majority vote, cause the Partnership to distribute cash and/or other property to the Partners as a return of capital. Distributions made pursuant to this Paragraph 9.3 need not be made in accordance with the Partner's units or capital accounts. Rather, distributions pursuant to this Paragraph 9.3 can be made to any Partner, as long as that distribution is designated as a "return of capital;" provided, however, that distributions under this Paragraph 9.3 may only be made to a Partner to the extent of the positive balance in that Partner's capital account and provided, further, that no distribution under this Paragraph 9.3 may be made that is not pro rata to all partners without the express written consent of a majority of the Partners.

         ARTICLE 10. ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES

         10.1     GENERAL ALLOCATION OF PROFITS AND LOSSES:

                  Except as otherwise provided in this Agreement or the Joint Agreement, the profits and losses of the Partnership arising during any taxable year of the Partnership shall be allocated among the Partners in accordance with their respective Partnership Percentages; provided, however, that in accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of



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                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

                                                                          Page 5



                  such property to the Partnership for federal income tax purposes and its agreed upon fair market value at the time of contribution.

         10.2     REGULATOR ALLOCATIONS:

                  (a)      MINIMUM GAIN CHARGEBACK:

                           Notwithstanding any other provision of this Paragraph 10, if there is a net decrease in Partnership minimum gain during any Partnership fiscal year, and if a Partner would otherwise have an adjusted capital account deficit at the end of that year (after giving effect to all other adjustments to the Partners' capital account with respect to that year), that Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, for subsequent years) in an amount and manner sufficient to eliminate the adjusted capital account deficit as quickly as possible. The items to be so allocated shall be determined in accordance with Treasury Regulation Section 1.704-1(b)(4)(iv)(e). This Paragraph 10.3 is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

                  (b)      ALLOCATION IN THE EVENT OF SECTION 754 ELECTION:

                           To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Section 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining capital accounts, the amount of that adjustment to the capital accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and that gain or loss shall be specially allocated to the Partners in the manner consistent with the manner in which their capital accounts are required to be adjusted pursuant to that Treasury Regulation.

         10.3     CURATIVE ALLOCATIONS:

                  The allocations set forth in Paragraphs 10.2 and 10.3 of this Agreement (the "regulatory allocations") are intended to comply with certain requirements of Treasury Regulation
                  Section 1.704-1(b). Notwithstanding any other provisions of this Paragraph 10 (other than the regulatory allocations), the regulatory allocations shall be taken into account in allocating other profits, losses and items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of the allocations of other profits, losses and other items in the regulatory allocations to each Partner shall be equal to the net amount that would have been allocated to each Partner if the regulatory allocations had not occurred.



                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

                                                                          Page 6



         10.4     SPECIAL TAX ALLOCATIONS:

                  (a)      CONTRIBUTED PROPERTY:

                           In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of that property to the Partnership for federal income tax purposes and its initial agreed value (computed in accordance with Paragraph 16.2(a) hereof).

                  (b)      ADJUSTED PROPERTY:

                           In the event the agreed value of any Partnership asset is adjusted pursuant to Paragraph 16.2(b) hereof, subsequent allocations of income, gain, loss and deduction with respect to that asset shall take into account any variation between the adjusted basis of that asset for federal income tax purposes and its agreed value in the same manner as the variation between federal income tax basis and agreed value is taken into account under Paragraph 10.5(a) with respect to contributed property.

                  (c)      RECAPTURE OF DEDUCTIONS AND CREDITS:

                           If any "recapture" of deductions or credits previously claimed by the Partnership is required under the Code upon the sale or other taxable disposition of any Partnership property, those recaptured deductions or credits shall, to the extent possible, be allocated to the Partners pro rata in the same manner that the deductions and credits giving rise to the recapture items were originally allocated using the "first-in, first-out" method of accounting; provided, however, that this Paragraph 10.4(c) shall only affect the characterization of income allocated among the Partners for tax purposes.

                  (d)      BINDING NATURE OF ELECTIONS MADE:

                           Any elections or other decisions relating to the allocations under this Paragraph 10.5 shall be made by majority vote of the Partners in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Paragraph
                           10.4 are solely for purposes of federal, state and local taxes and shall not affect or in any way be taken into account in computing any Partner's capital account or share of profits, losses, other items or distributions pursuant to any provision of this agreement.

         10.5     ALLOCATION IN THE EVENT OF TRANSFER:

                  In the event additional or substituted Partners are admitted to the Partnership, the profits and losses allocated to the Partners for that fiscal year shall be allocated among them in


                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

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                  accordance with Code Section 706, using any convention
                  permitted by law and selected by the Partners.

                ARTICLE 11. BOOKS OF ACCOUNT, RECORDS AND REPORTS

         11.1     RESPONSIBILITY FOR BOOKS AND RECORDS:

                  Proper and complete records and books of account shall be kept for the Partnership's business as are usually entered into records and books of account maintained by persons engaged in businesses of a like character, including a capital account for each Partner. The Partnership books and records shall be prepared in accordance with generally accepted accounting practices, consistently applied, and shall be kept on the accrual basis, except in circumstances in which the Partners determine that another basis of accounting will be in the best interests of the Partnership. The books and records shall at all times be maintained at the principal place of business of the Partnership and shall be open to the inspection and examination of the Partners or their duly authorized representatives during reasonable business hours. It is anticipated the Partnership will engage the services of Q Lube, Inc., a Delaware corporation, to administer the day to day operation and management of the Partnership's business and such other matters as may be delegated by the Partnership.

         11.2     REPORTS TO PARTNERS:

                  As soon as practicable in the particular case, the Partnership or its designee, shall deliver to each Partner:

                  (a) Such information concerning the Partnership after the end of each fiscal year as shall be necessary for the preparation by such Partner of such Partner's income or other tax returns;

                  (b) An unaudited statement as of the end of and for each fiscal year, a profit and loss statement and a balance sheet of the Partnership and a statement showing the amounts allocated to or against each Interest during that year;

                  (c) If feasible, on or before March 15 of each year, a statement setting forth projected Taxable Income or Tax Losses to be generated by the Partnership for the fiscal year; and

                  (d) Other information as may be reasonably necessary for the Partners to be advised of the results of operations of the Partnership.

         11.3     ADDITIONAL REPORTS:

                  The Partnership or its designee may prepare and deliver to the Partners from time to time during each fiscal year, in connection with distributions or otherwise, unaudited statements showing the results of operations of the Partnerships to the date of that statement.


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                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

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                             ARTICLE 12. FISCAL YEAR

The fiscal year of the Partnership shall end on the Tuesday closest to May 31st of each year, whether such day occurs prior to or subsequent to May 31st.

                          ARTICLE 13. PARTNERSHIP FUNDS

The funds of the Partnership shall be deposited in such bank account or accounts, or invested in such interest-bearing or non-interest-bearing investments, as the Partners may from time to time designate or as a majority in interest of the Partners may from time to time designate. All withdrawals from any such bank accounts shall be made by the duly authorized agent or agents of the Partnership. Partnership funds shall be held in the name of the Partnership and shall not be commingled with those of any other person.

                       ARTICLE 14. TRANSFERS OF INTERESTS

No Partner may transfer any interest in the Partnership, except as may otherwise provided and authorized in the Joint Agreement or by a majority in interest of the Partners.

                           ARTICLE 15. JOINT AGREEMENT

Notwithstanding any contrary provision of this Agreement, the terms and conditions of the Joint Agreement, as now existing or hereafter amended, shall govern the rights and responsibilities of the Partners to the extent of any conflicting provision herein or to the extent any aspect of the Partnership business relationship has not otherwise been addressed herein.

                             ARTICLE 16. DEFINITIONS

         16.1     ACT:

                  "Act" means the Nevada Uniform Partnership Act, Chapter 87, Nevada Revised Statutes or any successor act enacted by the State of Nevada.

         16.2     AGREED VALUE:

                  "Agreed Value" means with respect to any Partnership asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) the initial agreed value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of that asset, as determined by the contributing partner and the Partnership;

                  (b) the agreed value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the Partners, as of the following times:


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                        GENERAL PARTNERSHIP AGREEMENT

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                  (c)      the acquisition of an additional interest in the
                           Partnership after the effective date by any new or existing Partner in exchange for more than a de minimis capital contribution;

                  (d) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the partnership if the Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interest of the partners of the Partnership; and

                  (e) the liquidation of the Partnership within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g);

                  (f) the agreed value of any Partnership asset distributed to any partner shall be the gross fair market value of that asset on the date of distribution; and

                  (g) if an election under Code Section 754 has been made, the agreed value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of the assets pursuant to Code
                           Section 734(b) or Code Section 743(b), but only to the extent that those adjustments are taken into account in determining capital accounts pursuant to Treasury Regulation Section 1.704- 1(b)(2)(iv)(m) and Paragraph 10.3 hereof; provided, however, that agreed value shall not be adjusted pursuant to this Paragraph 16.2(d) to the extent that the Partners determine that an adjustment pursuant to Paragraph 16.2(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Paragraph 16.2(d).

                  If the agreed value of an asset has been determined or adjusted pursuant to Paragraph 16.2(a), 16.2(b) or 16.2(c) hereof, that agreed value shall thereafter be adjusted by the depreciation, if any, taken into account with respect to that asset for purposes of computing profits and losses.

         16.3     AGREEMENT:

                  "Agreement" means this Partnership Agreement, as amended, modified, or supplemented from time to time.

         16.4     BANKRUPTCY:

                  "Bankruptcy" shall be deemed to have occurred with respect to any Partner Sixty (60) days after the happening of any of the following:

                  (a) the filing of an application by a Partner for, or a consent to, the appointment of a trustee of the Partner's assets;

                  (b) the filing by a Partner of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing the Partner's inability to pay the Partner's debts as they become due;


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                  (c)      the making by a Partner of a general assignment for
                           the benefit of creditors;

                  (d) the filing by a Partner of an answer admitting the material allegations of, or consenting to, or defaulting in answering a bankruptcy petition filed against the Partner in any bankruptcy proceeding; or

                  (e) the entry of an order, judgment, or decree by any court of competent jurisdiction adjudicating a Partner a bankrupt or appointing a trustee of the Partner's assets, and that order, judgment, or decree continuing unstayed and in effect for a period of sixty (60) days.

         16.5     CAPITAL ACCOUNT:

                  "Capital Account" means with respect to each Partner, the account established on the books and records of the Partnership for each Partner under Paragraph 11.1. Each Partner's Capital Account shall initially equal the cash and the agreed value of property (net of liabilities assumed or to which the property is subject) contributed by the Partner to the Partnership, and during the term of the Partnership shall be:

                  (a)      increased by the amount of:

                           (1) Taxable Income allocated to the Partner, other than Taxable Income attributable to the difference between the agreed value and adjusted basis of the property at contribution, and

                           (2) any money and the agreed value of property (net of any liabilities assumed or to which the property is subject) subsequently contributed to the Partnership, and

                  (b)      decreased by the amount of:

                           (1)      Tax Losses allocated to the Partner, except:

                                    (i)     Tax Losses attributable to
                                            depreciation of contributed
                                            property, which shall decrease
                                            Capital Accounts only to the extent
                                            of depreciation computed as if the
                                            property were purchased by the
                                            Partnership at its agreed value, and

                                    (ii)    Tax Losses attributable to the
                                            difference between the agreed value
                                            and adjusted basis of property at
                                            contribution (which shall not
                                            decrease the contributing Partner's
                                            Capital Account), and

                           (2) All cash and the agreed value of property (net of liabilities assumed or to which the property is subject) distributed to such Partner, and shall otherwise be kept in accordance with applicable Treasury Regulations.



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         16.6     CAPITAL CONTRIBUTION:

                  "Capital Contribution" means the amount of money or the agreed value of other property contributed to the Partnership by a Partner, reduced by the amount of indebtedness to which the non-cash property is subject to at the time of transfer and the amount of any other indebtedness assumed by the Partnership in connection with the contribution to the Partnership.

         16.7     CODE:

                  "Code" means the Internal Revenue Code of 1986, as amended, modified, or rescinded from time to time, or any similar provision of succeeding law.

         16.8     INCAPACITY:

                  "Incapacity" or "Incapacitated" means the incompetence, insanity, interdiction, death, disability, or incapacity, as the case may be, of any Partner.

         16.9     INTEREST:

                  "Interest" means the entire ownership interest of a Partner in the Partnership.

         16.10    GENERAL PARTNER OR PARTNER:

                  "General Partner" or "Partner" in the singular means either of DAP/LUBECO Corp. or Lubeco Management, Inc.. "General Partners" or "Partners" shall mean both of the previously described entities. In the event that both either Partner is at any time no longer a Partner, or is replaced by vote of the Partners as provided herein, the term shall mean the party or parties then acting in that capacity.

         16.11    MAJORITY OF PARTNERS:

                  "Majority of Partners" (rather than meaning the majority of the number of the Partners of the Partnership) means the majority of the Partnership Units or Partnership Percentages.

         16.12    NET CASH FLOW:

                  "Net Cash Flow" with respect to any fiscal period means all cash revenues of the Partnership during that period (including interest or other earnings on the funds of the Partnership"), less the sum of the following to the extent made from those cash revenues:

                  (a) All principal and interest on any indebtedness of the Partnership;

                  (b) All expenses incurred incident to the operations of the Partnership's business; and



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                  (c)      Funds set aside as reserves for contingencies,
                           working capital, debt service, taxes, insurance, or other costs or expenses incident to the conduct of the Partnership's business, which the General Partner deems reasonably necessary or appropriate.

         16.13 PARTNERSHIP PERCENTAGES, PARTNERSHIP INTERESTS AND PARTNERSHIP
         UNITS:

                  "Partnership Percentages," "Partnership Interests" and "Partnership Units" as used in this Agreement are different measuring tools to determine each Partner's interest in the Partnership. All three terms reflect the same item; the amount of the Partnership so owned by each such Partner. Partnership Units can be converted into Partnership Percentages by calculating the number of Partnership Units owned by a Partner and dividing such number of units by the total number of units owned by all Partners in the Partnership. Partnership Percentages can likewise be converted into Partnership Units by multiplying the Partnership Percentage of a Partner by the total number of Partnership Units then outstanding. Partnership Interests shall be the entire interest in the Partnership owned by any one (or, as the case may be, more) Partner, whether reflected in Units or Percentages.

         16.14    TAX MATTERS PARTNER:

                  DAP/LUBECO CORP. is designated the "Tax Matters Partner," as that term is defined in Code Section 6231 and any similar provisions of state or local law, and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings and to expend Partnership funds for professional services and costs associated therewith. The Partners agree to cooperate with the "Tax Matters Partner" and to do or refrain from doing any or all things reasonably required by the "Tax Matters Partner" to conduct those proceedings.

         16.15    TAXABLE INCOME AND TAX LOSSES:

                  "Taxable Income" and "Tax Losses," respectively, shall mean the net income or net losses of the Partnership as determined for federal income tax purposes, and all items required to be separately stated by Code Section 702 and the Treasury Regulations thereunder.

                      ARTICLE 17. RELIANCE BY THIRD PARTIES

Notwithstanding any other provision in this Agreement to the contrary:

         17.1 No seller, lender or purchaser, including any purchaser of property from the Partnership or any other person dealing with the Partnership, shall be required to look to the application of proceeds hereunder or verify any representation by a Partner as to the extent of the interest in the assets of the Partnership that the Partners are entitled to encumber, sell or otherwise use, any seller, lender, purchaser or other person dealing with the Partnership shall be entitled to rely exclusively on the representations of the


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                          GENERAL PARTNERSHIP AGREEMENT

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                  Partners as to their authority to enter into any kind of
                  arrangement intended to bind the Partnership, including, without limitation, any financing, purchasing or selling of real property and shall be entitled to deal with a Partner as if such Partner were the sole party in interest therein, both legally and beneficially; and

         17.2 Every instrument purporting to be the action of the Partnership and executed by a Partner (or any person, including employees of the Partnership, authorized from time to time by the Managing General Partner to execute such instruments) shall be conclusive evidence in favor of every person relying thereon or claiming thereunder that, at the time of delivery thereof, this Agreement was in full force and effect and that the execution and delivery of that instrument was duly authorized by the Managing General Partner and the Partners.

                     ARTICLE 18. TITLE TO PARTNERSHIP ASSETS

Title to Partnership property, whether real, personal or mixed, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in Partnership property or any portion thereof. Title to any or all of the Partnership property may be held in the name of the Partnership, any (or more than one) Partner or one or more nominees, as the Partners shall determine. The Partners hereby agree that any Partnership property for which legal title is held in the name of a Partner shall be held in trust by such Partner or Partners for the use and benefit of the Partnership in accordance with the terms and provisions of this Agreement. All Partnership property shall be recorded as property of the Partnership on its books and records, irrespective of the name in which legal title to the Partnership property is held.

                   ARTICLE 19. DISSOLUTION OF THE PARTNERSHIP

The happening of any one of the following events shall work an immediate dissolution of the Partnership:

         19.1 The sale or other disposition of all or substantially all of the assets of the Partnership;

         19.2 The affirmative vote for dissolution of the Partnership by Partners having at least Seventy Five (75%) percent of the aggregate Partnership Percentages;

         19.3 The Bankruptcy or Incapacity of any Partner; provided that the remaining Partners shall continue the business of the Partnership within the meaning of Nevada Revised Statutes ss.425 unless the Partnership is dissolved under subparagraph
                  19.2 above;

         19.4     The expiration of the term of the Partnership, as provided in
                  Article 6 above; or.

         19.5     The termination of the Joint Agreement.

                      ARTICLE 20. WINDING UP, TERMINATION,
                          AND LIQUIDATING DISTRIBUTIONS

         20.1     WINDING UP:




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                  If the Partnership is dissolved on account of the occurrence of an event described in Article 19 above, and its business is not continued under Paragraph 20.3, the Partners or their successors shall commence to wind up the affairs of the Partnership and to liquidate the Partnership's assets. The Partners shall continue to share profits and losses during the period of liquidation in accordance with Paragraph 10. Following the occurrence of any of the events set forth in Paragraph 19 the Partners shall determine whether the assets of the Partnership are to be sold or whether the assets are to be distributed to the Partners. If assets are distributed to the Partners, all such assets shall be valued at their then fair market value as determined by the Partners and the difference, if any, of the fair market value over (or under) the adjusted basis of such property to the Partnership shall be credited (or charged) to the Capital Accounts of the Partners in accordance with the provisions of Paragraph 10. Such fair market value shall be used for purposes of determining the amount of any distribution to a Partner pursuant to Paragraph 20.2. If the Partners are unable to agree on the fair market value of any asset of the Partnership, the fair market value shall be the average of two appraisals, one prepared by a qualified appraiser selected by Partners having fifty percent (50%) or more of the aggregate Partnership Percentages, and the other selected by the remaining Partners.

         20.2     DISTRIBUTIONS:

                  Subject to the right of the Partners to set up such cash reserves as may be deemed reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership, the proceeds of the liquidation and any other funds of the Partnership shall be distributed:

                  (a) To creditors, in the order of priority as provided by law except those liabilities to Partners in their capacities as Partners;

                  (b) To the Partners for loans, if any, made by them to the Partnership, or reimbursement for Partnership expenses paid by them;

                  (c) To the Partners in proportion to their respective Capital Accounts until they have received an amount equal to their Capital Accounts immediately prior to such distribution, but after adjustment for gain or loss with respect to the disposition of the Partnership's assets incident to the dissolution of the Partnership and the winding up of its affairs, whether or not the disposition occurs prior to the dissolution of the Partnership; and

                  (d) To the Partners in accordance with their Partnership Percentages.

         20.3     DEFICIT ACCOUNT RESTORATION:

                  If, upon the dissolution and liquidation of the Partnership, after crediting all income upon sale of the Partnership's assets that have been sold and after making the allocations provided for in Paragraph 20.1, any Partner has a negative Capital Account, then the Partner shall be obligated to contribute to the Partnership an amount equal to the negative


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                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

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                  Capital Account for distribution to the creditors, or to
                  Partners with positive Capital Account balances, in accordance with this Paragraph.

         20.4     FINAL REPORTS:

                  Within a reasonable time following the completion of the liquidation of the Partnership's properties, the Partners shall be provided with a statement that shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation, each Partner's portion of distributions pursuant to Paragraph 20.2, and the amounts paid to the Partner pursuant to Paragraph 20.2.

         20.5     TERMINATION:

                  Upon the completion of the liquidation of the Partnership and the distribution of all Partnership funds, the Partnership shall terminate.

                         ARTICLE 21. WAIVER OF PARTITION

Each Partner hereby waives any right to partition or the right to take any other action which might otherwise be available to such Partner for the purpose of severing such Partner's relationship with the Partnership or such Partner's interest in the assets and properties held by the Partnership from the interest of the other Partners until the dissolution of the Partnership.

                               ARTICLE 22. NOTICES

All notices and demands required or permitted under this Agreement shall be in writing and may be sent by certified or registered mail or similar delivery service, postage prepaid, to the Partners at their addresses as shown from time to time on the records of the Partnership, and shall be deemed given when mailed or delivered to the service.

                           ARTICLE 23. GOVERNING LAWS

This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada.

                               ARTICLE 24. EFFECT

Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, personal representatives, administrators, executors, successors, and assigns.

                         ARTICLE 25. PRONOUNS AND NUMBER

Whenever it appears appropriate from the context, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.



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                         A PROFESSIONAL LAW CORPORATION


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                              ARTICLE 26. CAPTIONS

 Captions or Paragraph headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                       ARTICLE 27. PARTIAL ENFORCEABILITY

If any provision of this Agreement, or the application of the provision to any person or circumstance shall be held invalid, the remainder of this Agreement, or the application of that provision to persons or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

                            ARTICLE 28. COUNTERPARTS

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Partners to one of these counterpart signature pages. All the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this 1st day of July, 1997.


                                   DAP/LUBECO CORP.



                                   By /s/ William C. Perkins
                                     --------------------------------------
                                      William C. Perkins, as its President


                                   LUBECO MANAGEMENT, INC.


                                   By /s/ Kirby Ashby
                                     --------------------------------------
                                                   , as its   VP
                                     --------------         ---------------



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                         A PROFESSIONAL LAW CORPORATION


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                          GENERAL PARTNERSHIP AGREEMENT

                                                                         Page 17



                                   SCHEDULE A
                         MASTER JOINT BUSINESS AGREEMENT





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                         A PROFESSIONAL LAW CORPORATION


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                                   SCHEDULE B
                        PARTNERSHIP UNITS AND PERCENTAGES

The Initial Partnership Percentages of the Partners and Units to be owned by each such Partner shall be the following percentages:


  Name of Partners            Units             Percentage               Initial Contribution
  ----------------            -----             ----------               --------------------
Lubeco Management,             49                 49%                        $49,000.00
Inc.

DAP/LUBECO                     51                 51%                        $51,000.00
Corp.








                         PATRICIA L. BROWN & ASSOCIATES
                         A PROFESSIONAL LAW CORPORATION